UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Repor t

Legg Mason

Western Asset

Short-Term

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Short-Term Bond Fund

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Short-Term Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Short-Term Bond Fund for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

Legg Mason Western Asset Short-Term Bond Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to

9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and

IV	Legg Mason Western Asset Short-Term Bond Fund

Investment commentary (cont’d)

test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%.

Performance review

For the six months ended June 30, 2010, Class A shares of Legg Mason Western Asset Short-Term Bond Fund, excluding sales charges, returned 4.30%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Indexix, returned 1.93% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 2.36% over the same time frame.

Performance Snapshot as of June 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Short-Term Bond Fund:
Class A	4.30%
Class C	3.94%
Class I	4.22%
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index	1.93%
Lipper Short Investment Grade Debt Funds Category Average	2.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended June 30, 2010 for Class A, C and I shares were 1.85%, 1.72% and 2.27%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.99%, 1.11% and 0.51%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 270 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Short-Term Bond Fund	V

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2010 and December 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2010 and held for the six months ended June 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	4.30%	$1,000.00	$1,043.00	0.89%	$4.51	Class A	5.00%	$1,000.00	$1,020.38	0.89%	$4.46
Class C	3.94	1,000.00	1,039.40	1.05	5.31	Class C	5.00	1,000.00	1,019.59	1.05	5.26
Class I	4.22	1,000.00	1,042.20	0.50	2.53	Class I	5.00	1,000.00	1,022.32	0.50	2.51

[1]	For the six months ended June 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2010

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 45.2%
Consumer Discretionary — 1.8%
Leisure Equipment & Products — 0.0%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	$110,000	$108,350
Media — 1.6%
Comcast Cable Communications Inc., Senior Notes	6.750%	1/30/11	1,600,000	1,650,297
News America Holdings Inc.	9.250%	2/1/13	1,000,000	1,178,191
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	550,000	650,643
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,094,969
Time Warner Inc.	5.500%	11/15/11	1,850,000	1,950,483
Walt Disney Co., Senior Notes	4.700%	12/1/12	900,000	976,657
Total Media				7,501,240
Multiline Retail — 0.2%
Macy’s Retail Holdings Inc.	5.350%	3/15/12	990,000	1,017,225
Total Consumer Discretionary				8,626,815
Consumer Staples — 2.4%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,215,570
Diageo Capital PLC	5.200%	1/30/13	1,180,000	1,284,280
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	510,000	516,209
Total Beverages				3,016,059
Food & Staples Retailing — 0.2%
Kroger Co., Notes	3.900%	10/1/15	770,000	813,217
Food Products — 1.0%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	2,240,000	2,284,018
Unilever Capital Corp.	7.125%	11/1/10	2,425,000	2,476,531
Total Food Products				4,760,549
Tobacco — 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	380,000	443,921
Altria Group Inc., Senior Notes	9.250%	8/6/19	180,000	225,023
Philip Morris International Inc.	4.875%	5/16/13	1,100,000	1,190,482
Reynolds American Inc., Senior Notes	7.250%	6/1/13	900,000	990,753
Total Tobacco				2,850,179
Total Consumer Staples				11,440,004
Energy — 4.3%
Oil, Gas & Consumable Fuels — 4.3%
Apache Corp., Notes	6.250%	4/15/12	1,820,000	1,966,228
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	680,000	625,559
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	330,000	305,214
ConocoPhillips	4.750%	10/15/12	1,000,000	1,074,081
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,350,000	1,441,780
Duke Capital LLC, Senior Notes	6.250%	2/15/13	1,000,000	1,087,012
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,760,000	1,878,995
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	370,000	447,740
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	890,000	1,074,607
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	2,510,000	2,598,691
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	2,120,000	2,479,410

See Notes to Financial Statements.

4	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Pemex Project Funding Master Trust, Senior Notes	1.136%	12/3/12	$2,131,000	$2,131,000	(a)(b)
Shell International Finance BV, Senior Notes	1.875%	3/25/13	960,000	968,703
Williams Cos. Inc.	6.375%	10/1/10	1,100,000	1,109,590	(b)
XTO Energy Inc., Senior Notes	5.650%	4/1/16	1,430,000	1,640,297
Total Energy				20,828,907
Financials — 29.3%
Capital Markets — 5.1%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	1,740,000	1,935,527
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	900,000	994,086
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	5,580,000	4,240,800	(a)(c)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	830,000	878,164
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	1,390,000	1,466,314
Goldman Sachs Group Inc., Senior Notes	5.250%	4/1/13	778,000	819,348
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	440,000	435,583
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,120,000	519,400	(b)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	890,000	218,050	(b)(d)(e)
Kaupthing Bank HF, Senior Notes	0.000%	1/15/49	190,000	46,550	(b)(d)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	2,620,000	6,812	(a)(c)(d)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	810,000	1,417	(d)
Macquarie Bank Ltd.	2.600%	1/20/12	3,620,000	3,700,053	(b)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,074,000	(b)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	1,930,000	2,064,772
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	1,700,000	1,808,416
Morgan Stanley, Notes	5.300%	3/1/13	790,000	822,034
Morgan Stanley, Senior Notes	2.930%	5/14/13	1,490,000	1,496,559	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,970,000	1,962,264
Total Capital Markets				24,490,149
Commercial Banks — 13.2%
Achmea Hypotheekbank NV	3.200%	11/3/14	3,040,000	3,143,965	(b)
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,370,000	1,388,491	(b)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	3,330,000	3,306,157	(b)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,190,000	1,210,836	(b)
Bank of Scotland PLC, Senior Secured Notes	5.000%	11/21/11	2,220,000	2,306,547	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	320,000	325,433	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,470,000	1,530,952	(b)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	340,000	359,144
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	171,825	(b)
BNP Paribas, Senior Notes	2.125%	12/21/12	700,000	698,516
Cie de Financement Foncier, Secured Bonds	2.125%	4/22/13	1,900,000	1,919,692	(b)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,380,000	3,449,334	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	980,000	1,008,456	(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,230,000	1,205,052	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	640,000	608,000	(a)(b)(c)
Depfa ACS Bank, Senior Secured Bonds	4.250%	8/16/10	4,500,000	4,509,859	(b)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,380,000	4,380,403	(b)
Glitnir Banki HF, Notes	3.226%	1/21/11	3,550,000	940,750	(a)(b)(d)(e)

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	5

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	$350,000	$1,313	(a)(b)(d)(e)
ING Bank NV, Senior Notes	2.625%	2/9/12	2,000,000	2,040,118	(b)
Landsbanki Islands HF	7.431%	10/19/17	590,000	2,213	(a)(b)(c)(d)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	1,720,000	202,100	(b)(d)(e)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	1,600,000	1,620,518
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	1,140,000	1,099,451	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	660,000	673,020	(b)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	2,290,000	2,109,411	(a)(b)(c)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,860,000	1,852,549
Santander US Debt SA Unipersonal, Senior Notes	0.363%	7/23/10	1,960,000	1,959,557	(a)(b)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	288,508	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	980,000	630,692	(a)(b)(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	350,000	267,185	(a)
Swedbank AB, Bonds	3.000%	12/22/11	2,010,000	2,072,734	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	5,060,000	4,073,300	(a)(c)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	900,000	802,721
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	2,320,000	2,354,800	(a)(c)
Westpac Banking Corp., Notes	3.250%	12/16/11	6,560,000	6,749,938	(b)
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	2,420,000	2,441,978
Total Commercial Banks				63,705,518
Consumer Finance — 3.6%
Aiful Corp., Notes	5.000%	8/10/10	470,000	457,075	(b)
American Express Co., Subordinated Debentures	6.800%	9/1/66	2,100,000	2,016,000	(a)
American Express Credit Corp., Senior Notes	0.501%	10/4/10	4,000,000	3,999,752	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	970,000	990,326	(b)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	810,000	820,627
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	970,000	1,056,776
GMAC Inc., Notes	2.200%	12/19/12	2,290,000	2,354,125
GMAC Inc., Senior Notes	7.500%	12/31/13	3,048,000	3,070,860
GMAC Inc., Subordinated Notes	8.000%	12/31/18	487,000	452,910
SLM Corp., Medium-Term Notes	5.375%	5/15/14	1,790,000	1,638,083
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000	545,218
Total Consumer Finance				17,401,752
Diversified Financial Services — 5.0%
Bank of America Corp., Senior Notes	4.500%	4/1/15	250,000	252,948
Citigroup Inc., Notes	6.000%	12/13/13	1,230,000	1,291,409
Citigroup Inc., Senior Notes	6.375%	8/12/14	4,450,000	4,730,839
Citigroup Inc., Senior Notes	5.500%	10/15/14	340,000	349,890
FDIC Structured Sale Guaranteed Notes, Notes	0.000%	10/25/13	1,150,000	1,081,551	(b)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,410,000	1,557,733
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	400,000	425,760
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,725,000	1,615,031	(a)
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	2,650,000	2,880,709
ILFC E-Capital Trust I	5.900%	12/21/65	270,000	174,488	(a)(b)
International Lease Finance Corp., Medium-Term Notes	0.648%	7/13/12	580,000	510,529	(a)

See Notes to Financial Statements.

6	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
JPMorgan Chase Bank N.A., Medium-Term Notes	3.278%	2/11/11	$870,000	$870,087	(a)(b)
Merna Reinsurance Ltd., Subordinated Notes	2.040%	7/7/10	1,250,000	1,249,750	(a)(b)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,600,000	1,549,888	(a)(c)
Private Export Funding Corp., Notes	4.950%	11/15/15	1,820,000	2,057,035
TNK-BP Finance SA	6.875%	7/18/11	570,000	589,266	(b)
TNK-BP Finance SA, Notes	6.125%	3/20/12	100,000	102,500	(b)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	740,000	757,280	(b)
ZFS Finance USA Trust I	1.687%	12/15/65	2,390,000	2,159,962	(a)(b)
Total Diversified Financial Services				24,206,655
Insurance — 2.3%
Berkshire Hathaway Inc., Senior Notes	0.354%	2/10/11	3,400,000	3,400,255	(a)
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	2,570,000	2,625,559
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,060,000	1,085,762	(b)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,250,000	1,256,866
Suncorp-Metway Ltd., Senior Notes	1.803%	7/16/12	2,850,000	2,929,253	(a)(b)
Total Insurance				11,297,695
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	600,000	631,214
Total Financials				141,732,983
Health Care — 1.3%
Health Care Equipment & Supplies — 1.2%
Baxter FinCo BV	4.750%	10/15/10	1,330,000	1,345,758
Baxter International Inc., Senior Notes	1.800%	3/15/13	1,070,000	1,083,229
Hospira Inc., Senior Notes	5.550%	3/30/12	1,600,000	1,704,309
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,340,000	1,389,638
Total Health Care Equipment & Supplies				5,522,934
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	510,000	548,351
Total Health Care				6,071,285
Industrials — 1.2%
Airlines — 0.7%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,134,653	1,134,653
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	702,702	706,215
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	739,038	737,190
Northwest Airlines Inc., Pass-Through Certificates	1.175%	5/20/14	712,079	631,080	(a)
Total Airlines				3,209,138
Commercial Services & Supplies — 0.2%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	930,000	998,622
Industrial Conglomerates — 0.3%
United Technologies Corp., Senior Notes	5.375%	12/15/17	1,360,000	1,561,316
Total Industrials				5,769,076
Materials — 0.4%
Chemicals — 0.3%
Dow Chemical Co., Notes	5.700%	5/15/18	90,000	95,029
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,180,000	1,232,301
Total Chemicals				1,327,330

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	7

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — 0.1%
Vale Overseas Ltd., Notes	6.250%	1/23/17	$480,000	$524,025
Total Materials				1,851,355
Telecommunication Services — 3.7%
Diversified Telecommunication Services — 2.9%
AT&T Inc., Senior Notes	4.850%	2/15/14	2,860,000	3,135,009
France Telecom SA, Notes	7.750%	3/1/11	2,070,000	2,160,393
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	1,980,000	2,011,668
Qwest Corp., Senior Notes	7.875%	9/1/11	1,200,000	1,254,000
Telecom Italia Capital SA	0.824%	2/1/11	1,500,000	1,486,647	(a)
Telefonica Emisiones SAU	0.674%	2/4/13	2,490,000	2,402,730	(a)
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	930,000	928,299
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	440,000	572,883
Total Diversified Telecommunication Services				13,951,629
Wireless Telecommunication Services — 0.8%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	650,000	669,729	(b)
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	3.750%	5/20/11	1,530,000	1,567,408
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	520,000	590,879
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,290,000	1,359,338
Total Wireless Telecommunication Services				4,187,354
Total Telecommunication Services				18,138,983
Utilities — 0.8%
Electric Utilities — 0.5%
FirstEnergy Corp., Notes	6.450%	11/15/11	70,000	73,961
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,110,000	1,162,695
Pacific Gas & Electric Co.	4.800%	3/1/14	1,100,000	1,192,972
Total Electric Utilities				2,429,628
Multi-Utilities — 0.3%
Dominion Resources Inc., Notes	4.750%	12/15/10	1,300,000	1,322,651
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	13,230
Total Multi-Utilities				1,335,881
Total Utilities				3,765,509
Total Corporate Bonds & Notes (Cost — $225,229,096)				218,224,917
Asset-Backed Securities — 13.1%
Financials — 13.1%
Automobiles — 1.8%
ARI Fleet Lease Trust, 2010-A A	1.800%	8/15/18	930,958	931,186	(a)(b)
Ford Credit Auto Owner Trust, 2009-B A2	2.100%	11/15/11	385,955	386,773
Ford Credit Auto Owner Trust, 2009-D A2	1.210%	1/15/12	1,475,265	1,477,044
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,920,000	2,002,083	(b)
Nissan Master Owner Trust Receivables, 2010-AA A	1.500%	1/15/15	2,110,000	2,116,668	(a)(b)
Volkswagen Auto Loan Enhanced Trust, 2008-1 A4	2.048%	10/20/14	1,800,000	1,841,141	(a)
Total Automobiles				8,754,895
Credit Cards — 2.7%
Bank of America Credit Card Trust, 2006-A9 A9	0.360%	2/15/13	3,770,000	3,769,054	(a)
Bank of America Credit Card Trust, 2008-A1 A1	0.930%	4/15/13	2,400,000	2,403,959	(a)
Chase Issuance Trust, 2006-A5 A	0.370%	11/15/13	3,640,000	3,631,106	(a)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	3,290,000	3,350,709
Total Credit Cards				13,154,828

See Notes to Financial Statements.

8	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Home Equity — 4.8%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.677%	1/25/36	$620,000	$419,420	(a)
Asset Backed Funding Certificates, 2002-WF2 A2	1.472%	5/25/32	221,263	190,419	(a)
Asset Backed Funding Certificates, 2004-OPT2 M1	0.897%	8/25/33	400,000	312,232	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.867%	6/25/34	1,454,343	1,340,337	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 22A1	5.522%	10/25/36	295,034	189,023	(a)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.747%	11/25/46	1,173,508	533,663	(a)(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	188,357	139,240	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	1,296,059	1,107,015
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.247%	10/25/47	2,481,483	1,694,220	(a)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.547%	2/25/37	295,306	189,416	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.630%	2/15/34	305,670	151,694	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.487%	11/15/36	2,029,500	1,466,975	(a)
Countrywide Home Equity Loan Trust, 2007-GW A	0.900%	8/15/37	1,139,195	877,251	(a)
GSAMP Trust, 2006-SEA1 A	0.647%	5/25/36	535,427	429,775	(a)(b)
GSAMP Trust, 2007-SEA1 A	0.647%	12/25/36	1,054,349	636,194	(a)(b)(f)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.647%	3/25/35	1,378,524	1,105,039	(a)(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.747%	3/25/37	1,952,763	1,043,991	(a)(b)
Lehman XS Trust, 2005-5N 3A1A	0.647%	11/25/35	1,163,026	748,321	(a)
Lehman XS Trust, 2006-4N A1D1	0.677%	4/25/46	12,005,485	1,543,917	(a)
Long Beach Mortgage Loan Trust, 2006-A A1	0.437%	5/25/36	2,995,221	44,394	(a)
MASTR Specialized Loan Trust, 2006-1 A	0.647%	1/25/36	294,324	217,112	(a)(b)
Park Place Securities Inc., 2004-WCW1 M2	1.027%	9/25/34	400,000	336,821	(a)
RAAC Series, 2007-RP1 A	0.637%	5/25/46	1,857,729	1,011,279	(a)(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	22,641	22,745
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	683,361	680,791	(a)
SACO I Trust, 2006-5 1A	0.647%	4/25/36	772,144	129,242	(a)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.487%	5/25/36	295,358	247,893	(a)
Small Business Administration, 2004-2	3.080%	9/25/18	887,205	930,371	(a)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.247%	11/25/34	530,000	417,433	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	387,054	354,157	(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.487%	5/25/47	800,000	517,553	(a)
Structured Asset Securities Corp., 2007-TC1 A	0.647%	4/25/31	3,843,292	2,609,764	(a)(b)
Wachovia Asset Securitization Inc., 2004-HE1 A	0.567%	6/25/34	1,673,965	1,110,299	(a)(f)
WaMu Asset-Backed Certificates, 2007-HE1 2A3	0.497%	1/25/37	800,000	307,655	(a)
Total Home Equity				23,055,651
Student Loan — 3.8%
Education Funding Capital Trust, 2003-3 A6	1.520%	12/15/42	200,000	190,000	(a)
Nelnet Student Loan Trust, 2008-4 A4	1.796%	4/25/24	4,390,000	4,531,244	(a)
SLC Student Loan Trust, 2008-2 A1	0.937%	9/15/14	379,451	379,772	(a)
SLM Student Loan Trust, 2003-5 A4	0.747%	12/17/18	1,420,117	1,419,696	(a)
SLM Student Loan Trust, 2003-7A A5A	1.737%	12/15/33	1,400,000	1,418,813	(a)(b)
SLM Student Loan Trust, 2003-11 A4	0.727%	6/15/20	863,083	860,701	(a)
SLM Student Loan Trust, 2005-10 A3	0.366%	10/25/16	947,465	946,663	(a)
SLM Student Loan Trust, 2005-10 A4	0.426%	10/25/19	1,100,000	1,088,813	(a)
SLM Student Loan Trust, 2006-4 A4	0.396%	4/25/23	400,000	398,386	(a)
SLM Student Loan Trust, 2006-5 A5	0.426%	1/25/27	1,600,000	1,511,341	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	9

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Student Loan — continued
SLM Student Loan Trust, 2006-7 A3	0.336%	7/25/18	$947,520	$947,046	(a)
SLM Student Loan Trust, 2006-8 A3	0.336%	1/25/18	1,300,000	1,294,851	(a)
SLM Student Loan Trust, 2007-2 A2	0.316%	7/25/17	756,477	750,542	(a)
SLM Student Loan Trust, 2008-1 A2	0.666%	10/25/16	1,550,000	1,556,283	(a)
Student Loan Consolidation Center, 2002-1 A3	2.240%	3/1/42	500,000	445,000	(a)(b)(f)
Student Loan Consolidation Center, 2002-2 A14	1.730%	7/1/42	800,000	712,000	(a)(b)(f)
Total Student Loan				18,451,151
Total Asset-Backed Securities (Cost — $71,895,402)				63,416,525
Collateralized Mortgage Obligations — 16.4%
American Home Mortgage Investment Trust, 2005-1 6A	2.749%	6/25/45	1,732,806	1,411,767	(a)
American Home Mortgage Investment Trust, 2005-4 1A1	0.637%	11/25/45	1,165,722	701,446	(a)
Banc of America Funding Corp., 2004-B 3A2	3.464%	12/20/34	239,442	146,688	(a)
Banc of America Funding Corp., 2005-E 4A1	2.972%	3/20/35	474,161	447,831	(a)
Banc of America Funding Corp., 2006-D 1A1	0.518%	5/20/36	1,169,801	864,405	(a)
Banc of America Funding Corp., 2006-E 2A1	5.734%	6/20/36	2,153,681	1,395,032	(a)
Banc of America Mortgage Securities, 2002-J B1	3.666%	9/25/32	168,877	82,397	(a)
Banc of America Mortgage Securities, 2003-C B1	2.999%	4/25/33	663,318	201,327	(a)
Banc of America Mortgage Securities, 2004-E 1A1	3.330%	6/25/34	508,954	516,942	(a)
Banc of America Mortgage Securities, 2005-F 2A2	2.946%	7/25/35	1,271,237	1,097,766	(a)
Bayview Commercial Asset Trust, 2005-2A A2	0.697%	8/25/35	1,159,490	798,566	(a)(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.550%	9/25/34	531,709	427,587	(a)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.507%	1/25/47	1,233,273	565,092	(a)
Bear Stearns ARM Trust, 2004-10 15A1	3.222%	1/25/35	172,299	146,617	(a)
Bear Stearns ARM Trust, 2006-4 1A1	3.092%	10/25/36	391,166	252,554	(a)
Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	3,036,478	3,182,190	(a)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.597%	6/25/38	1,667,784	858,909	(a)(b)(f)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.894%	2/25/37	444,948	433,401	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.647%	8/25/35	16,565	10,496	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.637%	10/25/35	50,994	30,210	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.547%	1/25/36	28,602	15,740	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-2A A2	0.577%	5/25/36	13,527	7,247	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.577%	7/25/36	156,396	84,742	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.747%	5/25/35	319,481	284,354	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	3.626%	3/25/37	1,321,234	823,036	(a)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	5.593%	8/25/47	697,979	524,549	(a)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.120%	12/25/34	117,835	99,418	(a)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.585%	12/25/34	96,994	74,300	(a)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.657%	11/25/35	666,222	360,516	(a)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.727%	11/20/35	2,190,530	545,011	(a)
Countrywide Alternative Loan Trust, 2006-OA8 1A1	0.537%	7/25/46	1,945,391	946,855	(a)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.627%	11/25/35	209,495	193,484	(a)
Countrywide Home Loan, 2003-HYB1 1A1	3.291%	5/19/33	201,084	190,828	(a)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-23 A	2.454%	11/25/34	844,690	502,300	(a)
Countrywide Home Loans, 2003-2 A2	4.000%	3/25/33	888,469	927,802
Countrywide Home Loans, 2003-HYB3 6A1	2.866%	11/19/33	97,269	70,888	(a)
Countrywide Home Loans, 2004-R2 1AF1	0.767%	11/25/34	178,157	137,859	(a)(b)

See Notes to Financial Statements.

10	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans, 2005-R2 1AF2	0.687%	6/25/35	$236,037	$146,669	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.767%	7/25/36	193,224	145,604	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	5.650%	7/27/36	777,835	757,063	(a)(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.708%	6/25/34	920,467	903,586	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 2A1A	1.353%	4/19/47	723,084	425,154	(a)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.598%	3/19/45	426,136	266,480	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.896%	2/25/48	917,582	921,421	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	313,776
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	278,310	312,186	(a)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.717%	2/25/37	300,811	150,140	(a)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.890%	2/25/35	1,532,396	1,360,516	(a)
First Union National Bank-Bank of America Commercial Mortgage Trust, 2001-C1 A2	6.136%	3/15/33	933,291	942,160
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	2,157,135	2,226,116
Government National Mortgage Association (GNMA), 1996-12 S	8.125%	6/16/26	991,261	198,353	(a)(e)
Government National Mortgage Association (GNMA), 1996-17 S	8.175%	8/16/26	753,329	142,168	(a)(e)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.904%	3/20/60	1,677,952	1,698,927	(a)(f)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.264%	5/20/60	1,820,000	1,873,508	(a)(f)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.577%	9/25/35	509,355	202,712	(a)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.557%	4/25/36	1,720,406	1,004,024	(a)
Greenpoint Mortgage Funding Trust, 2006-AR7 1A1B	0.467%	12/25/46	146,356	15,562	(a)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.427%	2/25/47	51,001	36,255	(a)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	1,325,000	1,368,340	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	4.706%	6/25/34	1,854,667	1,595,963	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.697%	9/25/35	1,842,116	1,477,602	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.747%	4/25/36	307,037	238,878	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.946%	5/25/35	373,833	262,322	(a)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.748%	11/19/34	304,263	165,444	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.717%	12/25/34	631,361	532,281	(a)
Homebanc Mortgage Trust, 2005-1 A1	0.597%	3/25/35	1,024,695	678,600	(a)
IMPAC CMB Trust, 2004-5 1A1	0.707%	10/25/34	561,748	467,596	(a)
IMPAC CMB Trust, 2004-6 1A2	1.127%	10/25/34	185,416	153,582	(a)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.993%	11/25/37	579,692	441,778	(a)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.707%	1/25/35	449,085	273,691	(a)
Indymac Index Mortgage Loan Trust, 2006-AR4 A1A	0.557%	5/25/46	449,179	234,552	(a)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,000,000	497,018	(a)
JPMorgan Mortgage Trust, 2003-A1 1A1	4.036%	10/25/33	998,454	987,281	(a)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.801%	2/25/34	404,840	406,488	(a)
JPMorgan Mortgage Trust, 2006-A2 5A1	3.335%	11/25/33	419,259	403,226	(a)
LB-UBS Commercial Mortgage Trust, 2001-WM A2	6.530%	7/14/16	1,240,000	1,285,719	(b)
Luminent Mortgage Trust, 2006-2 A1A	0.547%	2/25/46	1,833,113	945,113	(a)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	288,674	276,905
MASTR, Asset Securitization Trust, 2004-1 1A1	5.000%	2/25/34	116,259	116,120
MASTR ARM Trust, 2003-6 1A2	3.825%	12/25/33	200,956	184,914	(a)
MASTR ARM Trust, 2004-13 3A7	2.924%	11/21/34	3,000,000	2,605,219	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.861%	3/25/33	1,003,585	709,230	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	11

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	3.604%	9/25/33	$88,922	$91,536	(a)
New York Mortgage Trust Inc., 2005-2 A	0.677%	8/25/35	993,620	853,877	(a)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.473%	12/25/34	1,713,013	1,567,730	(a)
Prime Mortgage Trust, 2005-2 2A1	7.309%	10/25/32	615,513	598,849	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	19,745	20,151
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	17,773	17,965
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	37,591	37,795
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	867,922	805,054
Sequoia Mortgage Trust, 2003-2 A2	1.095%	6/20/33	247,059	198,167	(a)
Structured ARM Loan Trust, 2004-4 3A1	2.572%	4/25/34	416,125	346,403	(a)
Structured ARM Loan Trust, 2004-7 A1	0.752%	6/25/34	373,014	286,273	(a)
Structured ARM Loan Trust, 2004-20 3A1	2.650%	1/25/35	612,978	487,401	(a)
Structured ARM Loan Trust, 2005-4 1A1	2.724%	3/25/35	713,500	469,746	(a)
Structured ARM Loan Trust, 2005-12 3A1	2.516%	6/25/35	527,658	380,834	(a)
Structured ARM Loan Trust, 2005-15 1A1	5.060%	7/25/35	736,719	516,897	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.577%	2/25/36	589,115	334,819	(a)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.557%	8/25/36	1,042,116	575,720	(a)
Structured Asset Securities Corp., 2002-11A B2II	2.775%	6/25/32	245,241	54,272	(a)
Structured Asset Securities Corp., 2002-16A B2II	2.666%	8/25/32	332,251	193,060	(a)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	1,731,471	1,328,575
Structured Asset Securities Corp., 2002-8A 7A1	2.095%	5/25/32	190,316	159,171	(a)
Structured Asset Securities Corp., 2004-2 4A1	2.617%	3/25/34	1,245,045	1,224,088	(a)
Structured Asset Securities Corp., 2004-5 1A	2.635%	5/25/34	97,430	86,882	(a)
Structured Asset Securities Corp., 2004-NP1 A	0.747%	9/25/33	936,723	758,745	(a)(b)(e)(f)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,560,000	2,353,038
Structured Asset Securities Corp., 2005-RF3 2A	4.664%	6/25/35	1,233,194	1,025,968	(a)(b)
WaMu Mortgage Pass Through Certificates, 2007-OA2 1A	1.121%	3/25/47	689,478	379,572	(a)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.823%	8/25/33	317,012	317,565	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.795%	6/25/44	384,212	269,164	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.733%	1/25/35	795,277	785,296	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	3.109%	3/25/47	2,827,128	1,557,092	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.223%	7/25/47	4,192,276	2,552,100	(a)
Washington Mutual Inc., 2005-AR4 A5	2.723%	4/25/35	200,000	161,625	(a)
Washington Mutual Inc., 2005-AR8 2A1A	0.637%	7/25/45	580,039	452,367	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR9 A1A	0.667%	7/25/45	669,851	521,143	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.667%	8/25/45	548,643	429,163	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.627%	11/25/45	1,690,678	1,162,394	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	1.163%	6/25/47	1,928,085	1,135,741	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR11 1A	1.381%	9/25/46	640,543	364,781	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR9 1A	1.421%	8/25/46	108,435	65,426	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.700%	6/25/33	482,598	463,906	(a)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	1,006,482	1,043,841
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.825%	10/25/33	1,395,560	1,335,782	(a)

See Notes to Financial Statements.

12	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR1 A1B	0.667%	2/25/36	$989,767	$165,118	(a)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.383%	6/25/46	657,246	286,450	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	4.991%	12/25/34	1,036,888	1,052,566	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	3.220%	7/25/34	405,802	153,456	(a)
Total Collateralized Mortgage Obligations (Cost — $96,427,441)				79,137,958
Mortgage-Backed Securities — 5.4%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	1/1/17 - 1/1/21	41,123	45,860
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	401	445
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	164,434	189,813
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	838,555	954,268
Total FHLMC				1,190,386
FNMA — 4.8%
Federal National Mortgage Association (FNMA)	6.500%	7/1/13 - 4/1/31	126,544	135,489
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	3,804	4,274
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	17,569	20,774
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	48,506	52,693
Federal National Mortgage Association (FNMA)	7.000%	12/1/26 - 1/1/33	2,490,672	2,822,196
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	99	109
Federal National Mortgage Association (FNMA)	2.560%	5/1/32	31,907	32,690	(a)
Federal National Mortgage Association (FNMA)	3.026%	8/1/32	88,205	91,541	(a)
Federal National Mortgage Association (FNMA)	2.590%	12/1/32	251,800	262,182	(a)
Federal National Mortgage Association (FNMA)	1.945%	1/1/33	523,364	536,208	(a)
Federal National Mortgage Association (FNMA)	1.946%	5/1/34	1,198,533	1,240,669	(a)
Federal National Mortgage Association (FNMA)	2.239%	5/1/35	2,058,161	2,132,830	(a)
Federal National Mortgage Association (FNMA)	3.584%	12/1/39	15,102,583	15,648,383	(a)
Total FNMA				22,980,038
GNMA — 0.4%
Government National Mortgage Association (GNMA)	6.000%	5/15/14 - 11/15/28	99,748	109,492
Government National Mortgage Association (GNMA)	9.000%	9/15/22	504	584
Government National Mortgage Association (GNMA)	1.860%	1/20/60	1,886,405	1,933,943	(a)(f)
Total GNMA				2,044,019
Total Mortgage-Backed Securities (Cost — $25,554,902)				26,214,443
Sovereign Bond — 0.8%
Japan — 0.8%
Japan Bank for International Coop., Senior Notes (Cost — $3,591,095)	2.875%	2/2/15	3,600,000	3,704,324
U.S. Government & Agency Obligations — 10.3%
U.S. Government Agencies — 6.4%
Federal Home Loan Bank (FHLB), Bonds	0.875%	8/22/12	4,800,000	4,807,272
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	10/18/10	800,000	810,976
Federal Home Loan Mortgage Corp. (FHLMC)	0.254%	5/4/11	20,000,000	20,019,920	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.125%	3/23/12	1,180,000	1,209,671

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	13

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.000%	2/16/17	$2,930,000	$3,348,925
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.918%	4/1/33	920,024	949,586	(a)
Total U.S. Government Agencies				31,146,350
U.S. Government Obligations — 3.9%
U.S. Treasury Notes	1.000%	4/30/12	2,290,000	2,307,532
U.S. Treasury Notes	2.125%	5/31/15	7,270,000	7,396,105
U.S. Treasury Notes	2.500%	6/30/17	6,410,000	6,439,044
U.S. Treasury Notes	3.375%	11/15/19	2,100,000	2,175,306
U.S. Treasury Notes	3.625%	2/15/20	290,000	306,449
Total U.S. Government Obligations				18,624,436
Total U.S. Government & Agency Obligations (Cost — $49,267,707)				49,770,786

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Diversified Financial Services — 0.1%
Home Ownership Funding Corp.	1.000%		500	48,066	(b)(e)(f)
Home Ownership Funding II	1.000%		1,400	134,585	(b)(e)(f)
Total Diversified Financial Services				182,651
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		53,075	18,045	*(a)
Federal National Mortgage Association (FNMA)	8.250%		38,350	13,039	*(a)
Total Thrifts & Mortgage Finance				31,084
Total Preferred Stocks (Cost — $3,823,073)				213,735

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Futures, Put @ $99.38		9/13/10	260	66,625
Eurodollar Mid Curve 1-Year Futures, Put @ $98.75		9/10/10	133	25,769
Total Purchased Options (Cost — $125,865)				92,394
Total Investments before Short-Term Investments (Cost — $475,914,581)				440,775,082

		Maturity Date	Face Amount
Short-Term Investments — 8.4%
U.S. Government Agencies — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190% - 0.200%	8/23/10	$425,000	424,878	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.180%	8/23/10	1,030,000	1,029,727	(g)(h)
Total U.S. Government Agencies (Cost — $1,454,605)				1,454,605

See Notes to Financial Statements.

14	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreement — 8.1%
Morgan Stanley tri-party repurchase agreement dated 6/30/10; Proceeds at maturity — $39,265,022; (Fully collateralized by U.S. government agency obligations, 0.500% due 10/29/10; Market value — $40,301,954) (Cost — $39,265,000)	0.020%	7/1/10	$39,265,000	$39,265,000
Total Short-Term Investments (Cost — $40,719,605)				40,719,605
Total Investments — 99.7% (Cost — $516,634,186#)				481,494,687
Other Assets in Excess of Liabilities — 0.3%				1,406,410
Total Net Assets — 100.0%				$482,901,097

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of June 30, 2010.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
GSAMP	— Goldman Sachs Alternative Mortgage Products
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	9/13/10	$99.25	100	$41,875
Eurodollar Futures, Call	9/13/10	98.75	53	82,813
Eurodollar Futures, Call	9/13/10	99.13	212	144,425
Eurodollar Futures, Call	3/14/11	98.88	209	218,144
Eurodollar Futures, Put	9/13/10	99.13	472	61,950
Eurodollar Futures, Put	9/13/10	99.00	267	26,700
Eurodollar Futures, Put	3/14/11	98.88	209	69,231
Eurodollar Mid Curve 1-Year Futures, Put	9/10/10	98.50	133	13,300
Total Written Options (Premiums received — $779,859)				$658,438

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $516,634,186)	$481,494,687
Cash	757
Interest receivable	3,148,958
Receivable for Fund shares sold	1,417,834
Principal paydown receivable	199,876
Unrealized appreciation on swaps	93,472
Premiums paid for open swaps	12,242
Receivable for open swap contracts	162
Prepaid expenses	35,169
Other assets	11,324
Total Assets	486,414,481

Liabilities:
Payable for Fund shares repurchased	2,334,082
Written options, at value (premium received $779,859)	658,438
Investment management fee payable	176,880
Distribution fees payable	76,228
Premiums received for open swaps	58,542
Unrealized depreciation on swaps	57,604
Payable to broker — variation margin on open futures contracts	33,125
Distributions payable	15,294
Trustees’ fees payable	9,470
Payable for open swap contracts	1,625
Accrued expenses and other liabilities	92,096
Total Liabilities	3,513,384
Total Net Assets	$482,901,097

Net Assets:
Par value (Note 7)	$1,270
Paid-in capital in excess of par value	544,573,096
Overdistributed net investment income	(454,833)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(26,775,585)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(34,442,851)
Total Net Assets	$482,901,097

Shares Outstanding:
Class A	13,981,051
Class C	42,681,372
Class I	70,309,874

Net Asset Value:
Class A (and redemption price)	$3.80
Class C (and redemption price)	$3.80
Class I (and redemption price)	$3.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.89

See Notes to Financial Statements.

16	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$7,664,991
Dividends	4,750
Total Investment Income	7,669,741

Expenses:
Investment management fee (Note 2)	1,006,385
Distribution fees (Notes 2 and 5)	414,984
Transfer agent fees (Note 5)	84,086
Audit and tax	30,017
Shareholder reports	20,328
Legal fees	19,297
Registration fees	15,984
Insurance	4,159
Trustees’ fees	2,583
Custody fees	2,435
Miscellaneous expenses	4,393
Total Expenses	1,604,651
Net Investment Income	6,065,090

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,739,560)
Futures contracts	814,240
Written options	251,809
Swap contracts	(16,920)
Net Realized Loss	(690,431)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	11,658,011
Futures contracts	1,135,049
Written options	67,765
Swap contracts	151,603
Change in Net Unrealized Appreciation/Depreciation	13,012,428
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	12,321,997
Proceeds from Settlement of a Regulatory Matter (Note 10)	67,524
Increase in Net Assets from Operations	$18,454,611

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$6,065,090	$8,754,643
Net realized gain (loss)	(690,431)	948,392
Change in net unrealized appreciation/depreciation	13,012,428	31,471,222
Proceeds from settlement of a regulatory matter (Note 10)	67,524	—
Increase in Net Assets From Operations	18,454,611	41,174,257

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,143,569)	(9,659,193)
Decrease in Net Assets from Distributions to Shareholders	(6,143,569)	(9,659,193)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	127,456,718	130,972,882
Reinvestment of distributions	6,098,316	9,659,193
Cost of shares repurchased	(69,261,780)	(94,279,733)
Net assets of shares issued in connection with merger (Note 8)	—	101,100,851
Increase in Net Assets From Fund Share Transactions	64,293,254	147,453,193
Increase in Net Assets	76,604,296	178,968,257

Net Assets:
Beginning of period	406,296,801	227,328,544
End of period*	$482,901,097	$406,296,801
*Includes overdistributed net investment income of:	$(454,833)	$(443,878)

See Notes to Financial Statements.

18	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007	2006[3]	2005[3]

Net asset value, beginning of period	$3.69	$3.34	$3.98	$4.13	$4.14	$4.20

Income (loss) from operations:
Net investment income	0.05	0.09	0.15	0.19	0.14	0.11
Net realized and unrealized gain (loss)	0.11	0.36	(0.63)	(0.15)	0.02	(0.05)
Total income (loss) from operations	0.16	0.45	(0.48)	0.04	0.16	0.06

Less distributions from:
Net investment income	(0.05)	(0.10)	(0.16)	(0.19)	(0.17)	(0.12)
Total distributions	(0.05)	(0.10)	(0.16)	(0.19)	(0.17)	(0.12)

Net asset value, end of period	$3.80	$3.69	$3.34	$3.98	$4.13	$4.14
Total return[4]	4.30%	13.70%	(12.39)%	1.00%	3.98%	1.44%

Net assets, end of period (millions)	$53	$45	$39	$58	$70	$83

Ratios to average net assets:
Gross expenses	0.89%[5]	0.98%	1.02%	0.90%	0.86%[6]	0.88%
Net expenses[7]	0.89 [5]	0.98	1.01 [8]	0.90	0.84 [6,8]	0.88
Net investment income	2.55 [5]	2.61	4.09	4.54	3.52	2.72

Portfolio turnover rate	35%	94%[9]	46%[9]	81%[9]	124%[9]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.83%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 291%, 372% and 270% for the years ended December 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007	2006[3]	2005[3]

Net asset value, beginning of period	$3.70	$3.34	$3.99	$4.14	$4.15	$4.20

Income (loss) from operations:
Net investment income	0.04	0.08	0.13	0.16	0.12	0.09
Net realized and unrealized gain (loss)	0.11	0.37	(0.64)	(0.14)	0.02	(0.04)
Total income (loss) from operations	0.15	0.45	(0.51)	0.02	0.14	0.05

Less distributions from:
Net investment income	(0.05)	(0.09)	(0.14)	(0.17)	(0.15)	(0.10)
Total distributions	(0.05)	(0.09)	(0.14)	(0.17)	(0.15)	(0.10)

Net asset value, end of period	$3.80	$3.70	$3.34	$3.99	$4.14	$4.15
Total return[4]	3.94%	13.63%	(13.15)%	0.34%	3.39%	1.14%

Net assets, end of period (millions)	$163	$123	$5	$7	$9	$13

Ratios to average net assets:
Gross expenses	1.05%[5]	1.08%	1.63%	1.56%	1.46%[6]	1.41%
Net expenses[8]	1.05 [5,7]	1.08 [7]	1.63	1.56	1.42 [6,9]	1.41
Net investment income	2.37 [5]	2.34	3.47	3.86	2.92	2.15

Portfolio turnover rate	35%	94%[10]	46%[10]	81%[10]	124%[10]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45% and 1.41%, respectively.

[7]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.10% for Class C shares until April 30, 2010.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 291%, 372% and 270% for the years ended December 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements.

20	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008	2007	2006[3]	2005[3]

Net asset value, beginning of period	$3.70	$3.34	$3.99	$4.13	$4.14	$4.20

Income (loss) from operations:
Net investment income	0.05	0.11	0.17	0.20	0.16	0.13
Net realized and unrealized gain (loss)	0.11	0.37	(0.64)	(0.13)	0.02	(0.05)
Total income (loss) from operations	0.16	0.48	(0.47)	0.07	0.18	0.08

Less distributions from:
Net investment income	(0.06)	(0.12)	(0.18)	(0.21)	(0.19)	(0.14)
Total distributions	(0.06)	(0.12)	(0.18)	(0.21)	(0.19)	(0.14)

Net asset value, end of period	$3.80	$3.70	$3.34	$3.99	$4.13	$4.14
Total return[4]	4.22%	14.55%	(12.16)%	1.63%	4.34%	1.83%

Net assets, end of period (millions)	$267	$238	$182	$212	$302	$256

Ratios to average net assets:
Gross expenses	0.50%[5]	0.51%	0.50%	0.52%	0.50%[6]	0.50%
Net expenses[8]	0.50 [5,7]	0.51 [7]	0.50	0.52	0.49 [6,9]	0.50
Net investment income	2.93 [5]	3.07	4.60	4.89	3.87	3.09

Portfolio turnover rate	35%	94%[10]	46%[10]	81%[10]	124%[10]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.49% and 0.48%, respectively.

[7]

As a result of an expense limitation agreement, effective September 18, 2009, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.75% until December 31, 2011.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 291%, 372% and 270% for the years ended December 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

22	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$218,224,917	—	$218,224,917
Asset-backed securities	—	62,259,525	$1,157,000	63,416,525
Collateralized mortgage obligations	—	78,379,213	758,745	79,137,958
Mortgage-backed securities	—	20,708,066	5,506,377	26,214,443
Sovereign bond	—	3,704,324	—	3,704,324
U.S. government & agency obligations	—	49,770,786	—	49,770,786
Preferred stocks	$31,084	—	182,651	213,735
Purchased options	92,394	—	—	92,394
Total long-term investments	$123,478	$433,046,831	$7,604,773	$440,775,082
Short-term investments†	—	40,719,605	—	40,719,605
Total investments	$123,478	$473,766,436	$7,604,773	$481,494,687
Other financial instruments:
Futures contracts	$539,359	—	—	$539,359
Written options	(658,438)	—	—	(658,438)
Credit default swaps on corporate issues — buy protection‡	—	$100,973	—	100,973
Credit default swaps on credit indices — sell protection‡	—	(111,405)	—	(111,405)
Total other financial instruments	$(119,079)	$(10,432)	—	$(129,511)
Total	$4,399	$473,756,004	$7,604,773	$481,365,176

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Mortgage- Backed Securities	Preferred Stocks	Total
Balance as of December 31, 2009	—	—	—	$182,554	$182,554
Accrued premiums/discounts	$1,945	$477	—	—	2,422
Realized gain/(loss)[1]	6,807	—	$(85)	—	6,722
Change in unrealized appreciation (depreciation)[2]	(38,112)	(36,227)	19,032	97	(55,210)
Net purchases (sales)	788,105	1,192,750	5,487,430	—	7,468,285
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of June 30, 2010	$758,745	$1,157,000	$5,506,377	$182,651	$7,604,773
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010[2]	$(38,112)	$(36,227)	$19,032	$97	$(55,210)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	23

collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

24	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2010 was $111,405. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $0. If a defined credit event had occurred as of June 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $891,243 less the value of the contracts’ related reference obligations.

Credit default swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	25

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

26	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of a contractual expense limitation agreement between LMPFA and the Fund, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class C shares will not exceed 1.10%, until April 30, 2010.

As a result of an expense limitation agreement between LMPFA and the Fund, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.75%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

Except for contractual expense limitations, the manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2010, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$1,000	$1,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of June 30, 2010, the Fund had accrued $5,969 as deferred compensation payable.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	27

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$116,093,267	$95,233,805
Sales	49,375,465	97,891,313

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,559,926
Gross unrealized depreciation	(44,699,425)
Net unrealized depreciation	$(35,139,499)

At June 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(loss)
Contracts to Buy:
90-Day Eurodollar	100	9/10	$24,777,913	$24,836,250	$58,337
U.S. Treasury 5-Year Notes	450	9/10	52,554,204	53,258,203	703,999
					$762,336

Contracts to Sell:
U.S. Treasury 10-Year Notes	69	9/10	$8,244,346	$8,455,734	$(211,388)
U.S. Treasury 2-Year Notes	13	9/10	2,833,177	2,844,766	(11,589)
					$(222,977)
Net unrealized gain on open futures contracts					$539,359

During the six months ended June 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	461	$273,250
Options written	3,152	1,184,969
Options closed	(1,454)	(626,987)
Options expired	(504)	(51,373)
Written options, outstanding June 30, 2010	1,655	$779,859

At June 30, 2010, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$300,000	3/20/15	5.000% quarterly	$35,218	$2,765	$32,453
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	370,000	3/20/20	5.000% quarterly	46,708	9,477	37,231
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	300,000	3/20/11	5.000% quarterly	4,006	(3,376)	7,382
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	200,000	3/20/13	5.000% quarterly	15,041	(1,365)	16,406
Total	$1,170,000			$100,973	$7,501	$93,472

28	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[3]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[4]	Upfront Premiums Paid/ (received)	Unrealized Depreciation
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	$891,243	7/25/45	0.180% monthly	$(111,405)	$(53,801)	$(57,604)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below are tables, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$92,394	—	$92,394
Futures contracts[3]	762,336	—	762,336
Swap contracts[4]	—	$100,973	100,973
Total	$854,730	$100,973	$955,703

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$658,438	—	$658,438
Futures contracts[3]	222,977	—	222,977
Swap contracts[4]	—	$111,405	111,405
Total	$881,415	$111,405	$992,820

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]	Market value of purchased options is reported in Investments of value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	29

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(150,341)	—	$(150,341)
Written options	251,809	—	251,809
Futures contracts	814,240	—	814,240
Swap contracts	—	$(16,920)	(16,920)
Total	$915,708	$(16,920)	$898,788

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$3,470	—	$3,470
Written options	67,765	—	67,765
Futures contracts	1,135,049	—	1,135,049
Swap contracts	—	$151,603	151,603
Total	$1,206,284	$151,603	$1,357,887

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$36,387
Written options	425,495
Futures contracts (to buy)	75,433,599
Futures contracts (to sell)	30,100,493

Average Notional Balance
Credit default swap contracts (to buy protection)	$835,714
Credit default swap contracts (to sell protection)	925,763

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of June 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $111,405. If a contingent feature would have been triggered as of June 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Distribution fees are accrued daily and paid monthly.

30	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$61,918	$35,407
Class C	353,066	41,198
Class I	—	7,481
Total	$414,984	$84,086

6. Distributions to shareholders by class

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Net Investment Income:
Class A	$638,865	$1,171,005
Class B†	—	14,896
Class C	1,698,231	1,498,544
Class I	3,806,473	6,974,748
Total	$6,143,569	$9,659,193

†	On July 10, 2009 Class B shares converted to Class A shares.

7. Shares of beneficial interest

At June 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	3,602,923	$13,623,614	3,545,798	$12,748,613
Shares issued on reinvestment	167,533	634,026	328,275	1,151,691
Shares repurchased	(2,153,530)	(8,152,605)	(3,304,696)	(11,641,568)
Net increase	1,616,926	$6,105,035	569,377	$2,258,736

Class B†
Shares sold	—	—	39,734	$132,392
Shares issued on reinvestment	—	—	4,124	13,865
Shares repurchased	—	—	(432,731)	(1,496,845)
Net decrease	—	—	(388,873)	$(1,350,588)

Class C
Shares sold	17,820,908	$67,343,732	9,911,994	$36,381,557
Shares issued on reinvestment	439,668	1,664,856	519,560	1,517,858
Shares repurchased	(8,794,128)	(33,263,203)	(5,751,510)	(20,818,196)
Shares issued with merger	—	—	27,017,570	94,621,131
Net increase	9,466,448	$35,745,385	31,697,614	$111,702,350

Class I
Shares sold	12,353,837	$46,489,372	23,470,684	$81,710,320
Shares issued on reinvestment	1,003,932	3,799,434	1,984,585	6,975,779
Shares repurchased	(7,373,107)	(27,845,972)	(17,318,508)	(60,323,124)
Shares issued with merger	—	—	1,851,026	6,479,720
Net increase	5,984,662	$22,442,834	9,987,787	$34,842,695

†	On July 10, 2009 Class B shares converted to Class A shares.

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	31

8. Transfer of net assets

At the close of business on July 10, 2009, the Fund acquired all of the assets of the Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”), pursuant to the Form of Agreement and Plan of Reorganization dated July 2, 2009, and approved by shareholders of the Acquired Fund on July 2, 2009.

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Limited Duration Bond Portfolio	28,868,596	$101,100,851	$256,663,860

As part of the reorganization, for each share they held, the shareholders of the Acquired Fund’s Primary Class and Institutional Class received 2.460825 and 2.462406 shares of the Fund’s Class C and Class I shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $27,819,620, accumulated net realized loss of $10,497,570 and overdistributed net investment income of $383,393. Total net assets of the Fund immediately after the transfer were $357,764,712. The transaction was structured to qualify as a tax-free reorganization under the Code, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$11,031,946
Net realized gain	1,081,863
Change in net unrealized appreciation/depreciation	39,411,602
Increase in net assets from operations	$51,525,411

9. Capital loss carryforward

As of December 31, 2009, the Fund had a net capital loss carryforward of approximately $25,357,293, of which $4,535,866 expires in 2011, $554,986 expires in 2012, $2,210,102 expires in 2013, $8,307,534 expires in 2014, $306,147 expires in 2015, $2,362,393 expires in 2016 and $7,080,265 expires in 2017. These amounts will be available to offset any future taxable capital gains. Additionally, a portion of the losses transferred from the reorganization discussed in Note 8 may be subject to certain limitations for tax purposes.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing

32	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $56,780, $10,463 and $281 for Classes A, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing

Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report	33

to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

12. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of Citi Funds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006.

34	Legg Mason Western Asset Short-Term Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

Legg Mason Western Asset

Short-Term Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Short-Term Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010 based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0632 8/10 SR10-1149

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: August 31, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: August 31, 2010